Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2022
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Presentation — These interim condensed financial statements are unaudited. Certain disclosures have been condensed or omitted from these financial statements. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States of America (“GAAP”) for complete financial statements and should be read in conjunction with the audited December 31, 2021, financial statements and notes.

In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of normal recurring adjustments, necessary to fairly present the financial position as of, and the results of operations for, all periods presented. In preparing the accompanying financial statements, management has made certain estimates and assumptions that affect reported amounts in the condensed financial statements and disclosures of contingencies. Actual results may differ from those estimates. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. These interim financial statements should be read in conjunction with the financial statements and noted thereto for the year ended December 31, 2021. The results of the operations for the period ended June 30, 2022 are not necessarily indicative of the operating results that may be expected for a full year. The condensed balance sheet as of December 31, 2021 contains financial information taken from the audited financial statements as of that date.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the (i) estimates of future costs to complete customer contracts recognized over time, (ii) valuation allowances for deferred income tax assets, and (iii) valuation of stock-based compensation award. Actual results could differ from those estimates.

Fair Value Measurements — The estimated fair values of accounts receivable, contract assets, accounts payable, accrued expenses, and indebtedness with unrelated parties approximate their carrying amounts due to the relatively short maturity or time to maturity of these instruments. Notes payable with related parties may not be arms-length transactions and therefore, may not reflect fair value.

The Company’s non-financial assets measured at fair value on non-recurring basis include stock-based compensation awards. These are considered Level 3 measurements as they involve significant unobservable inputs.

Inventories — Inventories consist of raw materials and work in process used in the construction and installation of a portfolio of ocean robotics systems technology products that include the Aquanaut and Olympic Arm. Raw materials consist of composite marine structures, commercial off- the-shelf or COTS, batteries, and hardware and electrical components. Work in progress inventories consists of raw materials and labor for construction of projects. Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method. The Company periodically reviews inventories for specifically identifiable items that are unusable or obsolete based on assumptions about future demand and market conditions. Based on this evaluation, the Company makes provisions for unusable and obsolete inventories in order to write inventories down to their net realizable value.

Inventories consist of the following:

	June 30, 2022	December 31, 2021
Raw material and supplies	$520,274	$—
Work in progress	1,860,155	—
Finished goods	—	—
Total inventories	$2,380,429	$—

Revenue — The Company’s primary sources of revenue are from providing technology and engineering services and products to the offshore industry and governmental entities. Revenue is generated pursuant to contractual arrangements to design and develop subsea robots and software and to provide related engineering, technical, and other services according to the specifications of the customers. These contracts can be service sales (cost plus fixed fee or firm fixed fee) or product sales and typically have terms of up to 18 months. The Company has no product sales as its core products are still under development. Product sales to date have been for HaloGuard, a red zone monitoring solution the Company developed, which has been phased out as of March 31, 2022.

A performance obligation is a promise in a contract to transfer distinct goods or services to a customer. The products and services in our contracts are typically not distinct from one another. Accordingly, our contracts are typically accounted for as one performance obligation.

The Company’s performance obligations under service agreements generally are satisfied over time as the service is provided. Revenue under these contracts is recognized over time using an input measure of progress (typically costs incurred to date relative to total estimated costs at completion). This requires management to make significant estimates and assumptions to estimate contract sales and costs associated with its contracts with customers. At the outset of a long-term contract, the Company identifies risks to the achievement of the technical, schedule and cost aspects of the contract. Throughout the contract term, on at least a quarterly basis, we monitor and assess the effects of those risks on its estimates of sales and total costs to complete the contract. Changes in these estimates could have a material effect on the Company’s results of operations.

The components of revenue are as follows:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Cost plus fixed fee	$2,212,061	$969,326	$3,635,320	$1,272,069
Firm fixed-price	399,165	—	833,537
Firm fixed-price-vehicle lease	378,333	—	756,667	—
Total	$2,989,559	$969,326	$5,225,524	$1,272,069

Firm-fixed price contracts present the risk of unreimbursed cost overruns, potentially resulting in lower-than-expected contract profits and margins. This risk is generally lower for cost plus fixed fee contracts which, as a result, generally have a lower margin.

In June 2021, Nauticus Robotics signed a Subcontractor Agreement with an unrelated third party to provide engineering, design, development and other services which also includes a lease for an Aquanaut vehicle (“Vehicle Lease”). The Vehicle Lease is for a total of $2,270,000, or $126,111 per month for 18 months. Service revenue recognized for the equipment rental income for the three and six months ended June 30, 2022, was $378,333 and $756,667, respectively. The Company comparably recorded no revenue for the three and six months ended June 30, 2021.

The lease is an operating lease as defined by accounting standards codification 842 for Leases, and revenue is recognized on a straight-line basis over the lease term. The estimated future revenue under the vehicle lease is as follows:

Minimum Future Rental Income Year ended December 31, 2022	Amount
2022 (remainder)	$756,667
Thereafter	—
Total	$756,667

Performance obligations for product sales typically are satisfied at a point in time. This occurs when control of the products is transferred to the customer, which generally is when title and risk of loss have passed to the customer.

Unfulfilled Performance Obligations

As of June 30, 2022, we expect to recognize approximately $61.7 million of revenue in future periods from unfulfilled performance obligations from existing contracts with customers including $54.2 million that relates to the Triumph Subsea Construction Purchase Order as described in Note 1.

Set forth below is a table summarizing the expected revenue from our remaining performance obligations:

	Expected Revenue from Unfulfilled Performance Obligations by Period
($ in millions)	Total	Remainder of 2022	2023	2024	2025
Unfulfilled performance obligations:
Triumph Subsea Construction Limited	$54.2	$7.7	$19.4	$13.6	$13.5
All other performance obligations	7.5	5.7	1.8	—	—
Total unfulfilled performance obligations	$61.7	$13.4	$21.2	$13.6	$13.5

If any of our contracts were to be modified or terminated, the expected value of the unfilled performance obligations of such contracts would be reduced.

Accounts receivable, net, at June 30, 2022 totaled $1,605,152 due from customers for contract billings and is expected to be collected within the next three to six months. At December 31, 2021, accounts receivable, net, totaled $794,136. The increase in accounts receivable at June 30, 2022 as compared with December 31, 2021 corresponds to the higher revenue recognized in 2022 from new customer contracts. At June 30, 2022 and December 31, 2021 allowances for doubtful accounts included in accounts receivable totaled $17,827 and $0, respectively. Bad debt expense was $0 and of $17,827, respectively for the three months and six months period ended June 30, 2022. There was no bad debt expense recorded for the three months and six months period ended June 30, 2021.

Contract assets include unbilled amounts typically resulting from sales under contracts when the cost-to-cost method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer. Contract assets are recorded at the net amount expected to be billed and collected. Contract assets increased $60,585 in the first six months of 2022, primarily due to the timing of the billing for the recognition of revenue related to the satisfaction or partial satisfaction of performance obligations.

Contract liabilities include billings in excess of revenue recognized and accrual of certain contract obligations. The Company did not record any contract liabilities at June 30, 2022. Contract liabilities at December 31, 2021 included $306,791 of billings in excess of revenue recognized and $67,000 for contract completion obligations associated with a customer contract for a modified Aquanaut vehicle. These amounts were recognized in the statements of operations during the six months ended June 30, 2022.

Capitalized Interest — The Company capitalizes interest costs incurred to work in process during the related construction periods. Capitalized interest is charged to cost of revenue when the related completed project is delivered to the buyer. During the three months and six months period ended June 30, 2022, the Company incurred $913,614 and $1,754,908 of interest expense, respectively. For the six months period ended June 30, 2022, the Company recognized $1,669,701 in interest expense, net in the statement of earnings and the remainder of interest expense of $85,207 was capitalized to work in process attributable to inventories and property and equipment. During the six-month period ended June 30, 2021, the Company incurred $138,375 of interest, all of which was included in interest expense, net in the condensed statement of operations.

Earnings (Loss) per Share — Basic earnings per share is computed by dividing income by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share except that the denominator is increased to include the number of additional shares of common stock that could have been outstanding assuming the exercise of stock options and conversion of convertible debt.

Major Customer and Concentration of Credit Risk — The Company has a limited number of customers. During the three months and six months ended June 30, 2022, sales to one customer accounted for 84% and 89% of total revenue, respectively. The total balance due from this customer as of June 30, 2022, made up 80% of accounts receivable. During the three months ended June 30, 2021, sales to two customers accounted for 82% and 18% of total revenue, respectively. During the six months ended June 30, 2021, sales to two customers accounted for 75% and 25% of total revenue, respectively. The total balances due from these customers as of December 31, 2021, made up 86% of accounts receivable. No other customer represented more than 10% of revenue in either six or three month period.

Reclassifications — Financial statements presented for prior periods include reclassifications that were made to conform to the current-period presentation.

Recent Accounting Pronouncements — In June 2016, the FASB issued ASU2016-13, Financial Instruments — Credit Losses, which replaces the existing incurred loss impairment model with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The Company adopted this standard on January 1, 2022. There was no impact from the adoption of this standard on the Company’s financial statements.

There are no other new accounting pronouncements that are expected to have a material impact on the Company’s financial statements.